COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2022
COMMITMENTS AND CONTINGENCIES.
COMMITMENTS AND CONTINGENCIES

27.   COMMITMENTS AND CONTINGENCIES

Purchase commitments

The Group has commitments to purchase certain medical equipment of RMB257,165 and RMB220,972 (US32,038) at December 31, 2021 and 2022, respectively, which are scheduled to be paid within following years.

Income taxes

As of December 31, 2022, the Group has recognized approximately RMB60,301 (US$8,743) as an accrual for unrecognized tax positions. The final outcome of the tax uncertainty is dependent upon various matters including tax examinations, interpretation of tax laws or expiration of status of limitation. However, due to the uncertainties associated with the status of examinations, including the protocols of finalizing audits by the relevant tax authorities, there is a high degree of uncertainty regarding the future cash outflows associated with these tax uncertainties.